                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 April 10, 1998
                         ------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                               THE BOEING COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       1-442                   91-0425694
  ------------------------      ----------------------     ---------------------
       (State or Other              (Commission File           (IRS Employer
       Jurisdiction of                  Number)             Identification No.)
       Incorporation)

                          7755 East Marginal Way South
                            Seattle, Washington 98108
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (206) 655-2121
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.    OTHER EVENTS

        On March 20, 1998, The Boeing Company ("Boeing") issued a news release announcing a plan to streamline facilities, focus manufacturing and assembly operations and eliminate redundant laboratories, resulting in a 15 percent decrease in facilities and reduction of 8,200 employees. A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On March 24, 1998, Boeing issued a news release reporting its progress on the 7-series production-recovery efforts and confirming that it plans to deliver about 550 airplanes in 1998. A copy of this news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

        On April 6, 1998, Boeing issued a news release announcing that it delivered 108 commercial jet transports during the first quarter of 1998, ending March 31. A copy of this news release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

        On April 10, 1998, Boeing issued a news release announcing that it would take a special first-quarter pre-tax charge to earnings of $350 million. A copy of this news release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of Businesses Acquired:
                   Not applicable

        (b)    Pro Forma Financial Information:
                   Not applicable

        (c)    Exhibits:


   EXHIBIT NO.                                    DESCRIPTION
       99.1         News Release issued by The Boeing Company on March 20, 1998.

       99.2         News Release issued by The Boeing Company on March 24, 1998.

       99.3         News Release issued by The Boeing Company on April 6, 1998.

       99.4         News Release issued by The Boeing Company on April 10, 1998.



                                                                          Page 2
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE BOEING COMPANY


Dated:  April 10, 1998
                                     By      /s/ Theodore J. Collins
                                         ---------------------------------------
                                         Name:  Theodore J. Collins
                                         Title:  Senior Vice President, General
                                                  Counsel and Secretary



                                                                          Page 3

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                                  EXHIBIT INDEX


   EXHIBIT NO.                                DESCRIPTION
       99.1         News Release issued by The Boeing Company on March 20, 1998.

       99.2         News Release issued by The Boeing Company on March 24, 1998.

       99.3         News Release issued by The Boeing Company on April 6, 1998.

       99.4         News Release issued by The Boeing Company on April 10, 1998.



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